ASSET PURCHASE AGREEMENT

                                     BETWEEN

                            AMERICAN CONSUMERS, INC.

                                       AND

                           RUSSELL'S FOOD STORES, INC.



                            DATED  DECEMBER 20, 2003


                                      - 1 -
================================================================================

                            ASSET PURCHASE AGREEMENT
                            ------------------------

This Agreement, made as of this 20 th day of December, 2003 by and between ACI (hereinafter referred to as "Purchaser") and Russell's Food Stores, Inc.,
(hereinafter  referred  to  as  "Seller")

                               W I T N E S S E T H
WHEREAS, Seller is the owner and operator of a grocery business in Tunnel Hill, Whitfield County, Georgia, formerly known as Piggly Wiggly Supermarket (hereinafter known as "Supermarket"); and

WHEREAS, Seller desires to sell and Purchaser desires to purchase certain of the operating assets of the supermarket upon the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the premises, and intending to be legally bound hereby, the parties hereto covenant, stipulate, represent, warrant and agree as follows:


     1.   DEFINITIONS
          -----------

          1.1 "Closing Date" means December 20, 2003 or such other date as may be agreed upon by the parties for the closing of the transactions contemplated by this Agreement.

          1.2 "Business" means the operation of the Supermarket by Seller prior to the Closing Date.

          1.3  Purchased Assets" means:

          (a) Certain furniture, machinery, fixtures and equipment used or usable in connection with the Supermarket as described in Exhibit 1.3(a) hereto (hereinafter referred to as the "Fixed Assets"); and inventory valued per Exhibit 1.3(b).

     2.   TRANSFER OF AND PURCHASE PRICE OF PURCHASED ASSETS
          --------------------------------------------------

          2.1  Transfer.  Subject  to  the  terms and conditions hereinafter set
           --------
          forth, Seller shall sell, transfer and convey to purchaser and Purchaser shall purchase, receive and accept the Purchased Assets on the Closing Date, as described in this Agreement, as follows:

          (a) On or before Closing Date, all Fixed Assets will be inventoried and inspected by Purchaser as provided in Section 6.1.

          (b) Anything to the contrary herein not withstanding, the parties hereto acknowledge and agree that Purchaser is purchasing only the Purchased Assets only in this transaction and is in no way, manner or respect continuing the business of Seller or any predecessors in interest thereof or purchasing any goodwill associated therewith.

          2.2  Purchase Price.
               ---------------

          (a)  Fixed  Assets . . . . . . . . . . . . . . . . . . . . $150,000.00

          (b)  Inventory and supplies (valued per exhibit 1.3(b)2.______________

          Total                                                   ==============

          2.3  Payment of the Purchase Price.  Purchaser shall pay the
               -----------------------------
     purchase  price  to  Seller  as  follows:

     The purchase price will be paid to Seller at closing by way of a check in good funds drawn on an account of the Purchaser that may be replaced with a certified or cashier's check at 9:00 A.M. Tunnel Hill, Georgia on Monday, December 22, 2003.

     2.   LIABILITIES  NOT  ASSUMED;  INDEMNIFICATION.
          --------------------------------------------

          2.1  Liabilities  Not  Assumed.  Purchaser  expressly  assumes  no
               -------------------------
     liabilities or obligations of Seller or the supermarket or of the Business whatsoever, except for the assumption of those equipment and fixtures leases set forth in Exhibit 3.1 if any. Without limiting the foregoing, Purchaser specifically does not assume any liability of Seller with respect to (i) obligations for any federal, foreign, state or local taxes, (ii) obligations for pension, profit-sharing or other employee or welfare benefit programs or termination or unemployment benefits, whether funded or unfunded, or (iii) any other liability which may hereafter be asserted as the result of acts or omissions on the part of Seller or any of Seller's predecessors in interest, prior to the Closing Date, including but not limited to any liability arising from products liability, slip and fall accidents and automobile accidents occurring prior to the Closing Date.

          2.2  Indemnification  by  Seller. Seller agrees to indemnify Purchaser
               ---------------------------
     and hold it harmless from any claims, losses, damages, liabilities and expenses (including attorney's fees) resulting from (i) any liabilities of Seller, the Supermarket or the Business, not specifically assumed by
     Purchaser under this Agreement, (ii) any and all claims, liabilities, losses, damages or expenses, including costs of suit and counsel fees, proximately caused by the breach by Seller of any covenant, agreement, representation or warranty, or arising out of the inaccuracy of any representation of Seller under this Agreement or any Exhibit hereto, Except as provided hereinafter, and subject to the right of rescission set forth in Section 2.5, any amount due Purchaser pursuant to this Paragraph shall
                                                                 ---------
     be paid to Purchaser by check from Seller. If any equitable claim or mixed legal an equitable claim is asserted against Purchaser or against the Purchased Assets as a consequence of the transactions contemplated by this Agreement or any breach by Seller of any covenant, agreement or representation or warranty of Seller under this Agreement or any Exhibit hereto, the effect of which could reasonably be anticipated to restrict or encumber Purchaser's use and enjoyment of the Purchased Asset, or its operation of a retail grocery


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
     business on the premises then Purchaser may elect to first proceed against Seller, (iii) any action taken against the part of the Purchased Assets consisting of inventory by any person to whom Seller has granted a security interest in said inventory.

          2.3  Indemnification  by Purchaser. Purchaser shall indemnify and hold
               -----------------------------
     Seller harmless from and against any and all claims, liabilities, losses, damages or expenses, including costs of suit and counsel fees, proximately caused by the breach by Purchaser of any covenant, agreement or warranty, or arising out of the inaccuracy of any representation of Purchaser under this Agreement.

          2.4  Indemnification  procedure.  In  the  event  an  action is bought
               --------------------------
     against (or otherwise threatened against) any party and as a result thereof a claim for indemnification under this Agreement is made, notice of such action or threatened action shall be promptly given to the party from whom indemnification is sought, and such party shall, at its option, have the right to assume the defense or prosecution of such action, and the party seeking indemnification shall cooperate fully in the defense or prosecution of such action.

          2.5  Purchaser's Right of Rescission. If prior to the closing date, in
               -------------------------------
     the event that an action is brought against (or otherwise threatened against) Purchaser; whether legal or equitable, which would otherwise entitle Purchaser to seek indemnification from Seller, and if in Purchaser's reasonable opinion such action or threatened action would materially and adversely affect Purchaser's ability to enjoy the quiet and peaceful use of the Purchased Assets, then Purchaser may elect if prior to the closing date to rescind this transaction, return the Purchased Assets to Seller and Seller shall return the Purchase Price to Purchaser within fifteen (15) days.

     3.   REPRESENTATIONS  AND  WARRANTIES  OF  SELLER.
          ---------------------------------------------

          Seller represents and warrants to Purchaser that, except as set forth in the Disclosure Schedule attached hereto as Exhibit 4:


          4.1  Liabilities and Adverse Changes.
               -------------------------------

               (a) As of the date hereto and as of the Closing, Seller had and shall have no liabilities relating to or affecting the Business, either accrued, absolute, contingent or otherwise, and whether due or to become due which would impair or restrict Purchaser's use and enjoyment of the Purchased Assets once transferred or which could become a liability of Purchaser as a matter of law after the Closing Date.


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
               (b) To the best of Seller's knowledge and belief without investigation, there has not been any adverse change in the business conditions in Whitfield County, Georgia or its contiguous counties, or any event, circumstance, fact or occurrence which may be reasonably expected to result in a materially adverse impact on the operation or profitability of a retail grocery business at the location of the Supermarket. In the event that it is discovered that Seller had any such knowledge, prior to the Closing Date, then Seller shall, at Purchaser's sole option, return the Purchase Price to Purchaser along with reimbursing Purchaser for its reasonable costs associated with this transaction other than a security interest.

          4.2  Title  to  the  Purchased  Assets. Seller has good and marketable
               ---------------------------------
     title to all of the Purchased Assets, other than inventory, free and clear of all liens, encumbrances, mortgages, easements, covenants, leases, agreements, restrictions, security interests or pledges or any contingent liability.

          4.3  Condition  of Purchased Assets. To the best of Seller's knowledge
               ------------------------------
     and belief without investigation all of the Fixed Assets, are in good, serviceable and functional condition and are without presently known need for repair or replacement other than routine maintenance required in the ordinary course of business. Except for the foregoing representation and the representation in section 4.2 of this Agreement concerning Seller's title to the Purchased Assets, the Purchased Assets are sold AS IS, WHERE IS.

          4.4  Compliance  with  Laws.
               ----------------------

               (a) Seller holds all licenses, certificates, permits, franchises and rights, from all appropriate federal, state and other public authorities, necessary for the conduct of the Business, the failure to hold which might create a lien or encumbrance of the Purchased Assets.

               (b) As of the Closing Date, the Business has been operated so as to comply, and has complied in all respects with, and there is no existing violation of or default under any applicable federal, state, local or foreign statues, laws, regulations, ordinances, orders and rules, including without limitation, occupational safety and health and those relating to the protection of public health and the environment, the failure to comply with which might create a lien or encumbrance on the Purchased Assets.

               (c) To the best of Seller's knowledge and belief without investigation Seller and its predecessors in interest are not charged with nor are they under governmental investigation relating to or involving the Business with respect to any actual or alleged violation of any statue, law, regulation, ordinance, order of rule, nor are they the subject of any pending or threatened adverse proceeding by any regulatory authority concerning the Business which might create a lien or encumbrance on the Purchased Assets.

          4.5  Litigation.  To the best of Seller's knowledge and belief without
               -----------
     investigation there is no court action pending or threatened against Seller or her predecessors in interest


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
     which may directly or indirectly involve or affect any of the Purchased Assets or the Business and there are to the best of Seller's knowledge, no grounds or bases for any such action. To the best of Seller's knowledge and belief without investigation there are no proceedings pending or threatened against Seller relating to or affecting or involving the Business or any of the Purchased Assets by or before any governmental board, department, commission or agency, and there are no grounds or bases for any such proceeding which, in the case of any such action relating to the Business, might create a lien or encumbrance on the Purchased Assets. Seller is not in violation of any order, decree, or judgment of any court or governmental board, department, commission or agency relating to or involving the Business which might create a lien or encumbrance on the Purchased Assets.

          4.6  Material Contracts.   Except as set forth in Exhibit 4.6 hereto
               ------------------
(hereinafter referred to as the "Material Contracts"), Seller is not a party to or bound by any contract, lease, license, agreement, permit, plan, commitment or binding arrangement, oral or written, express or implied which may affect the Purchased Assets. None of the Material Contracts requires any consent or other approval to the transactions contemplated in this Agreement.

          1. Lease by and between Russell's Food Stores, Inc., v. Tunnel Properties, LLC;

          2. Agreement allowing Fleming Companies, Inc., to obtain a security interest in Seller's inventory at the Premises.


          4.7  Provisions  for  Taxes  of Business. Seller has filed all federal
               -----------------------------------
     state and local tax and information returns and reports required to be filed by it with respect to the Business or its employees and reports required to be filed by it with respect to the Business and the Purchased Assets, and such returns and reports were timely, true, complete and correct in all respects; and Seller will timely and properly file all federal and state and local tax returns and reports, including those with respect to Ad valorem taxes and other taxes levied on real and personal property, and all other filings and reports, required to be filed by it and will pay all taxes including penalty and interest and fines, if any, which become due pursuant thereto or pursuant to any assessments received by it with respect to the Business and its employees through the Closing Date. All taxes, fees and assessments of whatsoever nature upon the Business and the Purchased Assets which are due and payable have been paid. Seller has no knowledge of any additional amounts to be asserted against the Purchased Assets prior to the Closing Date and has not waived or extended any applicable statues of limitations for taxes, fees or other governmental charges relating to the Business.

          4.8  Insurance Policies. All insurance policies including all policies
               -------------------
     of theft, casualty and general liability are, and up to the Closing Date will be, in full force and effect. Seller has timely paid or made provision for, and will make timely payment of all sums due or which become due from Seller on or prior to the Closing Date for premiums or other payments with respect to all such policies or obligations relating to the Supermarket for all periods prior to and including the Closing Date. All such policies are on an


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
     "occurrence" basis and the general liability insurance policy is in an amount not less than $1,000,000.00.

     4.9  Consents.  No  approval,  authorization,  consent  or  other  order of
          --------
action of or filings with any court, administrative agency or governmental authority is required to be obtained by Seller for the execution and delivery or performance by Seller of this Agreement, or such other agreements or instruments necessary for the consummation of the transactions contemplated hereby or thereby.

     4.10 Full Disclosure.  To the best of Seller's knowledge and belief without
          ---------------
investigation there are no matters involving Seller, which are likely to have a material adverse effect upon the Purchased Assets, or which are necessary for a full understanding of the physical condition of the Purchased Assets, except as set forth in this Agreement or the Exhibits hereto. None of the representations or warranties made by Seller herein and none of the information provided by them in any Exhibit or certificate delivered pursuant to this Agreement by Seller contains or will contain any untrue statement of a material fact or omits or will omit any material fact the omission of which would be misleading.

5.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.
     --------------------------------------------

     5.1  Authority  of  Purchaser.  Purchaser represents and warrants to Seller
          ------------------------
that Purchaser is duly organized and existing and in good standing under the laws of the state of Georgia and will continue to be so on the Closing Date; that all action necessary to authorize the execution and delivery of this Agreement has been taken by Purchaser; that it has the power to enter into and carry out this Agreement, there being no contractual or other restrictions upon it so doing; and that this Agreement will be duly executed and delivered and will constitute the binding obligation of Purchaser in accordance with their terms.

     5.2  Taxes,  Etc.  Purchaser represents and warrants that all sales and use
          -----------
taxes, federal and state withholding taxes, federal and state unemployment taxes and FICA withholding taxes, which are incurred pursuant to Purchaser's Georgia business operations, are paid by Purchaser in a current and timely manner, that Purchaser has not received any over due notices regarding such taxes and that such taxes shall continue to be paid in a current and timely manner until Seller has received full payment of the purchase price, including payment of any promissory note or notes executed pursuant to this Agreement.

     5.3  Noncontravention:  Neither  the  execution  and  the  delivery of this
          -----------------
Agreement, nor the consummation of the transactions contemplated hereby will violate any constitution, statute, regulation , rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which the Purchaser is subject or any provision of its charter or bylaws, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Purchaser is a party or by which it is bound or to which any of its assets is subject. The Purchaser does not need to give nay notice to, make any filing with, or obtain any authorization, consent, or approval of any government or


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
governmental agency, in order for the parties to consummate the transactions contemplated by this Agreement.


6.   OBLIGATIONS PRIOR TO CLOSING.
     -----------------------------

     Seller agrees to carry out the following obligations prior to and through the Closing Date. In the event any of the following are unsatisfied at the Closing Date, Purchaser may terminate this Agreement without further obligation to Seller.

     6.1  Inspection.  Purchaser  shall  be  permitted,  through  his authorized
          ----------
representatives, to examine any and all sales tax returns, properties, machinery and operations of the Business and the Purchased Assets on or before the Closing Date so that Purchaser may have full opportunity to make such legal and business review or investigations as it may desire. On or before the Closing Date, Purchaser, or its authorized representatives, shall also be permitted to take a physical inventory of the Purchased Assets. In the absence of bad faith or fraud on the part of Purchaser, no such inspection shall limit or modify in any respect any of the representations and warranties of Seller set forth in this Agreement.

     6.2  Maintenance  of  Insurance.  Seller  will  continue  to  maintain  its
          --------------------------
insurance coverage as specified in Paragraph 4.8, on an occurrence basis, subject to variations in amounts required by the ordinary operations of the Business through the Closing Date or any extension thereof.

     6.3  Removal  of  Property.  As  of  the  Closing  Date,  Seller shall have
          ---------------------
removed all property other than the Purchased Assets from the of the Supermarket ( the "Premises".

7.   CONDITIONS TO CLOSING BY PURCHASER.
     -----------------------------------

     The obligations of Purchaser under this Agreement shall be subject to and conditioned upon the accuracy of the representations and warranties of Seller contained in this Agreement and the Exhibits hereto, and to the compliance by Seller with his Agreements, covenants, warranties and stipulations, all as set forth in this Agreement, and to the following further conditions, any or all of which may be waived in writing by Purchaser.

     7.1  Accuracy  of  Representations.  Each  of  the  representations  and
          -----------------------------
warranties of Seller shall be true and correct on the date hereof and shall be true and correct on the and as of the Closing Date; and Seller shall have executed and delivered to Purchaser on the closing Date a certificate to that effect dated that date, in the form of Exhibit 7.1.

     7.2  Performance.  Each  of  the agreements, covenants, stipulations, terms
          -----------
and conditions hereof to be performed and complied with by Seller on or prior to the Closing Date shall have been performed and complied with on or prior thereto.


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
     7.3  Absence  of  Litigation.  No  action or proceedings, including but not
          -----------------------
limited to any petition filed under Title 11 of the Untied States Code by either Seller or its predecessors in interest, shall have been instituted or threatened
(a) to set aside the transactions provided for herein or to enjoin or prevent the consummation thereof or (b) as determined by Purchaser in its sole discretion which could materially threaten its use, enjoyment, or operation of a retail grocery business at the Premises as executed in connection with this Agreement or its use of enjoyment of the Purchased Assets.

     7.4  Absence  of  Material  Loss.  (a)  The Purchased Assets shall not have
          ----------------------------
been adversely affected in any material way, or sustained any material casualty or theft loss, whether or not insured. For purposes of this Section, the term "material" shall mean any of the following:

     (i) any circumstance, occurrence or event adversely affecting or resulting in the damage, loss or destruction of 10% or greater of the aggregate floor square footage of the Premises.

     (ii) any other circumstance, occurrence or event, the effect of which would likely be to render Purchaser unable or incapable of ongoing operations of a retail grocery business at the Premises or which may result in a 10% or greater reduction in overall sales of such retail grocery business.

Under any of the foregoing circumstances, the risk of loss and /or damage solely shall be upon Seller, and Purchaser may elect to terminate this Agreement without liability or obligation to Seller.

(b) In the event that prior to the Closing Date the Purchased Assets shall have been adversely affected or shall have sustained any loss of less than a material nature, Seller and Purchaser shall mutually agree on a reduction in the purchase price to compensate Purchaser for the loss. In the event that the parties cannot agree on a reduced purchase price at or prior to the Closing Date, then Purchaser shall have the option to terminate this agreement without further liability to Seller.

     7.5 Consents. All necessary agreements and consents of any third parties to the consummation of the transactions contemplated by this Agreement, or otherwise pertaining to the matters covered by it, shall have been obtained by Seller.

     7.6  Bill  of Sale.   Seller shall have executed and delivered to Purchaser
a Bill of Sale in the form of Exhibit 7.6 transferring all of the Purchased Assets to Purchaser.

     7.7  Approval  of  Documentation.   The  form  and  substance  of  all
          ---------------------------
certificates, deeds, bills of sale, instruments, opinions, and other documents delivered to Purchaser under this Agreement shall be reasonably satisfactory in all respects to Purchaser and its counsel.

8.   Conditions to Obligations of Seller
     -----------------------------------

     The obligations of Seller under this Agreement shall be subject to and conditioned upon the accuracy of the representations and warranties of Purchaser contained in this Agreement, and to the compliance by it with its agreements, covenants, warranties and stipulations, all as set forth in this Agreement, and to the following further conditions, any or all of which may be waived in writing by Seller.

     8.1  Accuracy  of  Representations.  Each  of  the  representations  and
          -----------------------------
warranties of Purchaser shall be true and correct on the date hereof and shall have executed and delivered to Seller on the Closing Date a certificate to that effect dated that date.

     8.2  Performance.  Each  of  the agreements, covenants, stipulations, terms
          -----------
and conditions hereto to be performed and complied with by Purchaser on or prior to the Closing Date shall have been performed and complied with on or prior thereto.

     8.3  Termination  of  Lease.  Seller  and Tunnel Hill Properties, LLC shall
          -----------------------
have entered into an agreement terminating Seller's lease of the Premises prior to the Closing Date without further liability of Seller thereunder.


9.   MISCELLANEOUS  COVENANTS  OF  SELLER
     ------------------------------------

     9.1  Covenant Not To Compete.  Seller hereby agrees that for five (5) years
          -----------------------
from the Closing Date she will neither directly or indirectly, whether as owner, shareholder, director, agent, employee, landlord, lessee, investor, advisor, or in any other capacity whatsoever, compete with Purchaser or its successors or assigns in the operations of a retail supermarket similar to that of the Business at any location located within Whitfield County, Georgia.

     9.2  Assignment  of  Warranties.  Seller  hereby  covenants  that  it  will
          --------------------------
assign to Purchaser all assignable warranties and/or guarantees affecting any of the Purchased Assets made by any manufacturer or seller of the Purchased Assets or by any other person.

10.  PRORATION  OF  TAXES  AND  UTILITIES  AND  COSTS  AND  EXPENSES.
     ---------------------------------------------------------------

     10.1 Proration of Ad Valorem Property Taxes.  Ad valorem property taxes for
          --------------------------------------
2003 due or paid with respect to the Purchased Assets shall be prorated between the parties.

     10.2 Sales  and  Use  Taxes.  Seller  represents  that  it  is  completely
          ----------------------
liquidating its business at the Supermarket and as a part of this transaction is selling all of its tangible personal property at that location and upon completion of the sale will cease business operations at that location. Accordingly, the parties consider this sale to be a casual sale, as defined under Regulations as published by the Georgia Sales and Use Tax Division.

     10.3 Income  and  Other  Taxes.   Any  income  or  other taxes imposed upon
          -------------------------
Seller as a result of the transactions contemplated by this Agreement Shall be paid by Seller and Purchaser shall have no liability for any taxes owed by Seller and arising from the transactions contemplated by this Agreement.

     10.4 Costs  and Expenses.  Seller  shall pay all fees and expenses incurred
          -------------------
by it in connection with this transaction, including the fees and expenses of its counsel and accountants, if any, and Purchaser shall pay all fees and expenses incurred by it in connection with this transaction, including the fees and expenses of its counsel and accountants.

     10.5 Brokers.  Seller  and  Purchaser  each  represent to the other that no
          -------
broker  or  finder,  acted  or  is  acting  for  them  in  connection  herewith.


11.   CLOSING

     11.1 Closing.  The  transfer  of  the  Purchased  Assets  and  the  related
          -------
transactions contemplated by this Agreement shall take place at the office of the Seller on the Closing Date.

     11.2 Postponement  of Termination.  If  a party's respective conditions for
          ----------------------------
Closing have not been fulfilled or waived by the Closing Date the other party may terminate this Agreement by giving written notice of such termination to the party not fulfilling its conditions or extend the closing one or more times, but not to a date later than December 31, 2003.

     11.3 Possession.  At  the  closing,  Seller  shall  put  Purchaser  in full
          ----------
possession  and  enjoyment  of  the  Purchased  Assets.

     11.4 Further Assurances.  At  any time on or after the Closing Date, Seller
          ------------------
will execute, acknowledge and deliver any further deeds, assignments, conveyances and other assurances, documents and instruments of transfer reasonably requested by Purchaser and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Purchaser for the purpose of transferring to Purchaser any or all of the Purchase Assets and other rights and benefits intended to be conveyed by this Agreement. Purchaser will also execute, acknowledge, and deliver any documents which are reasonably requested by Seller and which relate to the purchased assets or the transfer thereof.

12.  GENERAL

     12.1 Survival  of  Representations, Warranties, etc.  The  representations,
          ----------------------------------------------
warranties, stipulations, covenants and agreements made by the parties herein shall survive the Closing Date (unless the party knew or had reason to know of any misrepresentation or breach of any warranty, stipulation, contract or agreement by the other party at the time of closing) and continue in force for a period of six (6) months thereafter.

     12.2 Entire  Agreement.  This  agreement  supercedes  all  prior  written
          -----------------
agreements, negotiations and discussions and, other than as stated in this Agreement, there are no representations or warranties and no other stipulations, covenants or agreements by or among the parties hereto concerning the subject matter of this agreement.

     12.3 Modifications,  Waiver.  No  supplement,  modification or amendment of
          ----------------------
this agreement shall be binding unless executed in writing by all parties. No waiver shall be binding unless executed in writing by the party making the waiver. No waiver of any of the provisions of this agreement or any breach thereof shall be deemed a waiver of any other provisions, whether or not similar, or of any subsequent breach of this Agreement.

     12.4 Headings.  The  subject headings of the sections of this Agreement are
          --------
included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

     12.5 Assignment.  This  Agreement  shall  be binding upon and insure to the
          ----------
benefit of the successors and assigns of the parties hereto but shall not be assigned by the party hereto without the prior written consent of the other party hereto.

     12.6 Governing  Law.  This  Agreement shall be interpreted and construed in
          --------------
accordance with the laws of Georgia. That venue and jurisdiction for any dispute arising under this Agreement shall rest with the appropriate court(s) in Whitfield County.

     12.7 Attorney's  Fees.  If  any  legal  action  or  arbitration  or  other
          ----------------
proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this agreement, the prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in the proceeding.

     12.8 Notices,  Demands and Communications.  All  notices, demands and other
          ------------------------------------
communications which may be required to be given hereunder or with respect hereto shall be in writing, shall be given either by personal receipted delivery or by registered or certified mail, return receipt requested, and shall have been deemed to have been given or made when personally delivered and receipted or when deposited in the mail, postage prepaid, addressed to the respective parties as follows:

     (i)  If  to  Seller:

          RUSSELL'S  FOOD  STORES,  INC.
          P.  O.  Box  47
          Rockwood,  TN  37854


          With  a  copy  to:


          Philip  B.  Whitaker,  Jr.
          1100  SunTrust  Bank  Building
          Chattanooga,  TN  37402

Or to such other address as Seller from time to time designate by written notice to Purchaser; and

     (ii)
          AMERICAN  CONSUMERS,  INC.
          P.  O.  BOX  2328
          FORT  OGLETHORPE,  GA  30742


     12.9  Execution  in Counterparts.  This Agreement may be executed in one or
           --------------------------
more counterparts, each of which shall constitute an original hereof, but all of which shall constitute but one and the same document.


IN WITNESS WHEREOF, RUSSELL'S FOOD STORES, INC, and ACI have caused this Agreement to be executed as of the date first above written, each in counterpart originals.


SELLER:
-------

/s/  Gordon B. Russell
____________________________
GORDON B. RUSSELL, PRESIDENT
RUSSELL'S FOOD STORES, INC.

PURCHASER
---------

/s/  Michael A. Richardson
________________________________
MICHAEL A. RICHARDSON, PRESIDENT
AMERICAN CONSUMERS, INC.

/s/  Reba S. Southern
__________________________
Attest Secretary

                                   PURCHASER'S
                                   -----------
                                   CERTIFICATE
                                   -----------



AMERICAN  CONSUMERS,  INC.  (Purchaser"),  pursuant  to Section 8.1 of the Asset
Purchase Agreement dated December 20, 2003 (the "Agreement") by and between Purchaser and Russell's Food Stores, Inc., ("Seller"), hereby certifies that each of the representations and warranties of Purchaser contained in the Agreement was true and correct as of the date of the Agreement and is true and correct on the date hereof.


                            AMERICAN CONSUMERS, INC.


Date:  December  20,  2003

                            /s/ Michael A. Richardson
                     BY:___________________________________
                        MICHAEL A. RICHARDSON, PRESIDENT

                                     SELLER
                                     ------
                                   CERTIFICATE
                                   -----------


GORDON B. RUSSELL, ("SELLER"), pursant to Section 7.1 of the Asset Purchase Agreement dated December 20, 2003 (the Agreement) by and between American Consumers, Inc., and Seller, hereby certifies that each of the representations and warranties of Seller contained in the Agreement was true and correct as of the date of the Agreement and is true and correct on the date hereof.


                           RUSSELL'S FOOD STORES, INC.


Date: December 20, 2003

                              /s/ Gordon B. Russell
                     BY:___________________________________
                          GORDON B. RUSSELL, PRESIDENT